UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                               MedSolutions, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      None
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:_______
     (2)  Aggregate number of securities to which transaction applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total fee paid: ______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:_______________________________________________
    (2)   Form, Schedule or Registration Statement No.:_________________________
    (3)   Filing Party:_________________________________________________________
    (4)   Date Filed:___________________________________________________________

                               MEDSOLUTIONS, INC.
                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
                                 (972) 931-2374

Dear Shareholder:

         You are cordially invited to attend the 2005 Annual Meeting of Shareholders of MedSolutions, Inc., which will be held on Thursday, September 15, 2005, at 2:00 p.m., Dallas, Texas time, at our corporate headquarters located at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

         At the meeting, you will have the opportunity to learn more about recent developments at MedSolutions, and our growth strategy for the future. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

         It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend the meeting, please sign, date and return the enclosed Proxy Card as soon as possible. This will not prevent you from voting your shares in person if you are present. Should you require assistance in completing your Proxy Card or if you have any questions about the voting procedure, the accompanying Proxy Statement, or the other materials we have included herewith, please feel free to contact the undersigned at the address and phone number set forth above.

                                           Very truly yours,


                                            /s/ Matthew H. Fleeger
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                               MEDSOLUTIONS, INC.
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2005

To the Shareholders of MedSolutions, Inc.:

         Notice is hereby given that the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of MedSolutions, Inc., a Texas corporation (the "Company"), will be held at the Company's offices at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas on Thursday, September 15, 2005, at 2:00 p.m., Dallas, Texas time, for the purpose of considering and voting upon the following:

         1. The election of the following persons as directors of the Company for a term of one year, or until their successors, if any, are duly elected and qualified: Mark M. Altenau, Ajit S. Brar, Matthew H. Fleeger, David Mack, and Winship B. Moody, Sr.;

         2. The ratification of the appointment by our Audit Committee of Marcum & Kliegman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005;

         3. Such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

         Each of these matters is more completely described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on August 15, 2005, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of these shareholders will be open for examination by any shareholder of record at the Company's principal executive offices at the address listed above for a period of 10 days prior to the Annual Meeting. The list will also be available for examination by any shareholder of record present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

         Your vote is important. To be sure your vote counts and to ensure a quorum, please vote, sign, date and return the enclosed Proxy Card whether or not you plan to attend the Annual Meeting.

                                              By Order of the Board of Directors

                                              Beverly Fleeger
                                              Corporate Secretary
Dallas, Texas
August 23, 2005

                               MEDSOLUTIONS, INC.

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                          To Be Held September 15, 2005

         This Proxy Statement and the accompanying form of Proxy Card are to be first mailed on or about August 23, 2005, to all holders of record on August 15, 2005, (the "Record Date"), of the common stock, $.001 par value (the "Common Stock"), of MedSolutions, Inc., a Texas corporation (the "Company"), and are furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2005 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas on Thursday, September 15, 2005, at 2:00 p.m., Dallas, Texas time, and at any adjournment or adjournments thereof. Shares of Common Stock represented by any unrevoked Proxy Card, if such Proxy Card is properly executed and is received prior to the Annual Meeting, will be voted in accordance with the specifications made on such Proxy Card. Proxy Cards on which no specifications have been made will be voted for the election as directors of the nominees listed herein and for the ratification of our Audit Committee's selection of independent auditors of the Company. Proxy Cards are revocable by written notice to the Secretary of the Company at the address of the Company set forth below, or by delivery of a later dated proxy, at any time prior to their exercise. Proxy Cards may also be revoked by a shareholder attending and voting in person at the Annual Meeting.

         The Common Stock is the only outstanding class of securities of the Company that is entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the date for determining shareholders who are entitled to receive notice of and to vote at the Annual Meeting, there were 20,212,627 shares of Common Stock issued and 20,200,427 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum.

         The cost of soliciting proxies will be borne by the Company. Solicitation may be made personally or by mail, telephone or electronic data transfer by officers, directors and regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies). The mailing address of the Company's principal executive office is 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

         Each of the five director positions is elected (Proposal 1) by a plurality vote of the holders of shares of Common Stock present in person or represented by proxy at the meeting. The ratification of Marcum & Kliegman, LLP as the Company's independent public accountants for 2005 (Proposal 2) requires the affirmative vote of a majority of the voting power represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Abstentions have the effect of a "no" vote on all matters other than the election of directors, with respect to which abstentions will have no effect.

         Generally, any other action coming before the Annual Meeting would require the affirmative vote of a majority of the voting power represented by shares of Common Stock present in person or represented by proxy at the Annual Meeting.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1--Election of Directors

         At the Annual Meeting, the holders of Common Stock as of the Record Date will consider and vote for the nominees for election to our Board of Directors. The Board of Directors has nominated Mark M. Altenau, Ajit S. Brar, Matthew H. Fleeger, David Mack, and Winship B. Moody, Sr. for re-election as directors. The nominees, if they are elected, will serve until their terms expire at the Annual Meeting of Shareholders to be held in 2006, or the earlier retirement, resignation or removal of any such nominee. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors may designate a substitute nominee or reduce the number of directors accordingly. The persons named in the accompanying Proxy Card will vote for any substitute nominee designated by the Board. Each of the nominees has indicated their willingness to serve the full term.

         The Board of Directors recommends that you vote FOR the election of each of the foregoing nominees.

Biographical Information

The following is biographical information about each of the nominees:

         Mark M. Altenau, M.D. Dr. Altenau, age 64 and a member of the Board of Directors since 1994, is an otolaryngologist in Dallas, Texas, where he has been in private practice for over 20 years. He has been a significant shareholder of the Company since March 1994. Dr. Altenau received his undergraduate degree from the University of Cincinnati and his graduate degree from University of Cincinnati Medical School.

         Ajit S. Brar. Mr. Brar, age 71, is retired after 27 years of working for the U.S. government. Mr. Brar is the managing partner and treasurer of four specialized mobile radio ("SMR") partnerships located in Arizona, Colorado, New York and Ohio, and a partner in an additional five SMR partnerships in Illinois, Nevada, California, Alabama and Florida. Mr. Brar also has extensive business experience in investments in real estate ventures, satellite television and wireless systems, and Texas oil & gas interests. Mr. Brar received his BA in engineering from the University of Toledo.

         Matthew H. Fleeger. Mr. Fleeger, age 41 and a member of the Board of Directors since 1993, is the Company's founder, President and Chief Executive Officer. Mr. Fleeger has been with the Company for 12 years, during our growth from an early stage venture capital concept to the present. Mr. Fleeger has a comprehensive background in finance, marketing and sales with several years' experience in the oil and gas industry. He was also a director and played an important role in the development of Palm Beach Tan, Inc. from a 6-store chain of tanning salons to the largest chain of indoor tanning salons in the nation. He has extensive experience in corporate structuring, mergers and acquisitions, joint ventures and a variety of equity and debt private placement vehicles used to fund the working and expansion capital needs of small developmental and growth companies. Mr. Fleeger graduated from Southern Methodist University with a BA in Business with an emphasis in Finance and Marketing. He has been selected as a member of the International Who's Who of Business Professionals.

         David L. Mack. Mr. Mack, age 53, was appointed to the Board of Directors in August 2005 as the designated representative of Tate Investments, LLC, a shareholder of the Company. Mr. Mack is Vice President of Sales with Spangler Computer, the largest ISP and wireless broadband company in the state of Wisconsin. Mr. Mack was a co-founder and President of Wisconsin wi-fi, subsequently merging that entity into Spangler Computer. Before joining Wisconsin wi-fi, Mr. Mack was involved in several start-up ventures. Mr. Mack has extensive waste management experience. In 1989, Mr. Mack co-founded and was President of Valley Flower, an industrial waste services firm, and Sharps Incinerator, a medical waste transportation and treatment firm. In 1994, Mr. Mack merged the two companies into Superior Services, Inc. ("Superior"), where he was the General Manager of their medical waste operations. Superior was an acquisition-oriented, fully-integrated solid waste services company providing solid waste collection, transfer, recycling and disposal services to more than 750,000 residential, commercial and industrial customers in 12 states. Superior had a successful public offering in 1995 and was later sold to Vivendi in 1999 for approximately $1 billion in cash.

         Winship B. Moody, Sr. Mr. Moody, age 72 and a member of the Board of Directors since 2002, has a background in finance and accounting. His previous career included 28 years of experience in the pulp and paper industry. From 1962 to 1990, he worked at Rice Barton Corporation where he rose to the position of President, Chief Executive Officer and Chief Financial Officer. Mr. Moody has also served as President and a Board Member of the American Pulp & Paper Manufacturers Association. Mr. Moody retired in 1990 and currently serves on the Board of Profile Senior Golf Association. He received his Bachelors degree in chemical engineering from the University of Maine.

         Number of Directors and Arrangements. Pursuant to our charter and bylaws, the number of directors on our Board may be set by the Board of Directors from time to time. The number of directors is currently five.

         The Board of Directors recommends a vote FOR the election of Mark M. Altenau, Ajit S. Brar, Matthew H. Fleeger, David Mack, and Winship B. Moody, Sr. as directors.

Proposal 2--Ratification of Appointment of Independent Public Accountants

         The Audit Committee of the Board of Directors has selected Marcum & Kliegman, LLP serve as the Company's independent public accountants for the year ending December 31, 2005 and to serve until the next annual meeting in 2006.
Marcum & Kliegman, LLP has served as the Company's independent public accountants since 2001. We have been advised by Marcum & Kliegman, LLP that neither its firm nor any of its members has any financial interest, direct or indirect, in us, nor has had any connection with us or any of our subsidiaries in any capacity other than independent public accountants. The Board of Directors recommends that you vote for the ratification of the selection of Marcum & Kliegman, LLP. Shareholder ratification of the selection of Marcum & Kliegman, LLP as our independent public accountants is not required by our articles of incorporation, bylaws or otherwise. Nevertheless, your Board of Directors is submitting this matter to the shareholders as, what we believe, is a matter of good corporate practice. If the shareholders do not ratify the appointment of Marcum & Kliegman, LLP, then the appointment of independent accountants will be reconsidered by our Audit Committee.

Audit and Related Fees

         Audit Fees. The aggregate fees billed by Marcum & Kliegman, L.L.P. for the fiscal years ended December 31, 2004 and 2003 for professional services rendered for the audit of the Company's annual financial statements, the review of the financial statements included in the Company's Forms 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements totaled $80,000 and $72,000, respectively.

         Audit-Related Fees. The aggregate fees billed by Marcum & Kliegman, L.L.P. for the fiscal years ended December 31, 2004 and 2003 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not disclosed in the paragraph captioned "Audit Fees" above were $0 and $0, respectively.

         Tax Fees. The aggregate fees billed by Marcum & Kliegman, L.L.P. for the fiscal years ended December 31, 2004 and 2003 for professional services rendered for tax compliance, tax advice and tax planning, for the years ended December 31, 2004 and 2003, were $13,000 and $18,000, respectively.

         All Other Fees. The aggregate fees billed by Marcum & Kliegman, L.L.P. for the fiscal years ended December 31, 2004 and 2003 for products and services, other than the services described in the paragraphs captioned "Audit Fees", "Audit-Related Fees", and "Tax Fees" above were $0 and $0, respectively.

         The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing services provided by Marcum & Kliegman, L.L.P. in 2004.

         The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent public accountants for the year 2005.

                               EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company, each of whom serves at the pleasure of the Board of Directors. There is no family relationship between any of these individuals or any of the Company's directors.

          The following persons comprise the executive officers of the Company as of May 31, 2004:

                              Director/Officer
Name and Age                  Since                Position(s) Held
-------------------------     ----------------     -----------------------------
Matthew H. Fleeger (41)       1993                 President, Chief Executive
                                                   Officer and Director
Lonnie P. Cole, Sr. (42)      2004                 Senior Vice President, Sales
                                                   and Marketing
J. Steven Evans (45)          2003                 Vice President, Finance and
                                                   Chief Accounting Officer
Alan E. Larosee (51)          2004                 Vice President, Operations
James M. Treat (48)           2005                 Vice President, Business
                                                   Development

Matthew H. Fleeger - President and Chief Executive Officer

         Mr. Fleeger's background is discussed above under the heading "Election of Directors--Biographical Information."

Lonnie P. Cole, Sr. - Senior Vice President, Sales

         Mr. Cole joined the Company on October 1, 2004 and has 16 years experience in the medical waste industry. From 1989 to 1995, he was Director of Sales for American 3CI, a Stericycle subsidiary. From 1996 through 1998 he was the General Manager of Sales & Operations for EnviroWaste Management of Houston. In 1999 he joined Air and Sea Environmental as General Manager of their Sales Department in Houston, Texas as Vice President of Sales. Mr. Cole left ATE prior to the MSI acquisition and joined MCWS as President/CEO. He served in that position until we acquired them in September 2004, at which time he joined EMSI.

J. Steven Evans - Vice President, Finance and Chief Accounting Officer

         Mr. Evans, CPA, joined the Company as Controller in June 2003. He served as the Corporate Accounting Manager for Aurum Technology, Inc., a $200 million revenue information technology company that was spun off from Electronic Data Systems ("EDS"), and outsources and sells software to the financial services industry. Prior to that, Mr. Evans was with KPMG, an international accounting firm and was CFO of Preferred Bank of Houston. Mr. Evans graduated from Abilene Christian University with a B.B.A. in Accounting.

Alan E. Larosee -Vice President, Operations

         Mr. Larosee joined the Company in August 2004 serving as Vice President of Operations. Mr. Larosee comes to us with over 20 years experience in medical waste management and project development. Mr. Larosee is a seasoned professional with a strong record of achievement in strategic planning, permitting, regulatory affairs, financing, budgeting, marketing, sales and hazardous materials management. His prior experience includes Health and Safety manager with Clean Harbors, Inc. of Braintree, MA, General Manager for Medigen, Inc. (a division of Clean Harbors) based in New York, NY, Project Manager for Bio-Container International of Montville, NJ, Director of Operations for ECOAIRE, Inc. of Hollywood, FL and most recently Vice President/Partner with Healthy Home Environmental, Inc., Nanuet, NY. Mr. Larosee received his BS in Business Management from Bryant College in Smithfield, Rhode Island. Mr. Larosee signed a three year Employment Agreement, effective March 1, 2005, to serve officially as Vice President, Operations.

James M. Treat - Vice President, Business Development

         Mr. Treat joined our company in May 2005 as Vice President of Business Development. He has over 24 years of business and leadership experience. Mr. Treat joins our team from the industry leader, Stericycle, where he was a senior executive in their largest district which included Texas, Oklahoma, Louisiana, Mississippi, Alabama and Florida with district annual sales of $24 million. While at Stericycle, Mr. Treat increased overall market share by more than 15% and generated sustained revenue and profit growth with a 9.5% annualized organic growth rate.

         The Company is not aware of any legal proceedings in which any director or executive officer of the Company or any owner of record or beneficially of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Certain Relationships and Related Transactions.

         We incur certain general and administrative expenses jointly with other related parties. Such costs are allocated amongst us and our affiliates based on the specific entity incurring the expense, square footage utilization on shared facilities, estimated utilization of other relevant products and services, or the human resources dedicated to each respective entity.

         We have certain payable balances with our shareholders and officers. At December 31, 2003 and 2004, our payables to shareholders and officers were as follows:

                                            December 31,
                                         2004         2003
                                      ----------   ----------
                 Vivian Eriksen       $  365,704   $  607,795
                 Winship Moody, Sr       298,717      240,513
                 Matthew Fleeger         421,447      535,666
                 Ajit Brar               845,992         --
                 Sam Hicks                  --         70,622
                 Beverly Fleeger            --         82,318
                 Robert Centeno             --         20,000
                                      ----------   ----------
                   Total              $1,931,860   $1,556,914
                                      ==========   ==========

Loans from Directors and Shareholders

         Mr. Winship Moody, Sr. loaned the Company $200,000 in November 2003 in connection with our acquisition of AmeriTech Environmental, Inc. and made other working capital loans and advances totaling $38,125 during 2003. Both amounts owed were converted into a note bearing interest at the rate of 10 percent per annum that was repayable in 36 equal monthly installments of $7,684, including interest, beginning on December 7, 2003, and was secured by a second lien deed of trust on the real property at our Garland Facility. Mr. Moody loaned an additional $150,000 to the Company on September 29, 2004. This note bore interest at the rate of 10 percent per annum and was repayable in 36 equal monthly installments of $4,840 each. The proceeds of this note were used to purchase certain assets related to the Med-Con acquisition. This second loan was also secured by a second lien deed of trust on the real property at our Garland, Texas facility. On June 30, 2005, Mr. Moody converted $350,000 of convertible debt owed by the Company into Common Stock at $.75 per share. The remaining amount of debt including accrued interest owed to Mr. Moody totaled $23,728 and was combined into one convertible promissory note. This note is payable in 12 monthly installments of $2,086 and accrues interest at 10% per year.

         Mr. Ajit S. Brar loaned a total amount of $1,000,000 to the Company throughout 2004. The initial loan of $500,000 was funded on March 7, 2004. The proceeds of this note were used for working capital purposes. This note was payable in 36 equal monthly installments of $16,133 and bore interest at 10% per year. The note was convertible into Common Stock at the rate of $0.75 per share based on the principal and interest outstanding at the time of conversion and subject to anti-dilution provisions. Beginning on January 7, 2005, the note was amended to be payable interest only for a period of six months and then revert to the monthly installment of $16,133 on July 7, 2005 until paid in full. On July 7, 2004, Mr. Brar provided a second loan in the amount of $250,000 to the Company. The proceeds of the note were used to pay the Company's second quarter 2005 payroll taxes to the IRS in the amount of $158,832 and the remaining amount for working capital purposes. This note was payable in 36 monthly installments of $8,333 and bore interest per annum at the prime rate as published in the Wall Street Journal plus 8% (as of March 15, 2005, the interest rate was 13.50%). On September 27, 2004, Mr. Brar provided a third loan in the amount of $150,000 to the Company. The proceeds of this note were used to purchase certain assets of the Med-Con acquisition. The note was payable in 34 monthly installments of $5,280 and bore interest at the prime rate as published in the Wall Street Journal plus 8% per year. On December 6, 2004, Mr. Brar provided a fourth loan in the amount of $100,000 to the Company. The proceeds of this note were used for working capital purposes. This note was payable in 29 monthly installments of $4,060 and bore interest at the prime rate as published in the Wall Street Journal plus 8%. As of December 31, 2004, all notes payable to this shareholder totaled $845,992. On June 30, 2005, Mr. Brar converted $350,000 of convertible debt owed by the Company into shares of Common Stock at $.75 per share. The remaining amount of debt owed to Mr. Brar totaled $488,149 and was combined into one promissory note. The note is payable in 25 monthly installments of $21,711 and accrues interest at 10% per year, and is secured by a second lien deed of trust on the real property at our Garland, Texas facility.

Shareholder Lock-Up Agreement

         Shareholders owning approximately 65% of our outstanding Common Stock have entered into a lock-up agreement (the "Lock-Up Agreement") with us by which the shareholder agreed to place certain restrictions on their right to sell, pledge, or otherwise transfer shares of Common Stock owned by them for one year following the date that the Common Stock is initially quoted on the OTC Bulletin Board(R) or other national exchange (the "Effective Date"). Essentially, the shareholders who signed the agreement (the "Restricted Shareholders") agreed not to sell, pledge, or otherwise transfer shares of Common Stock owned by them, subject to the following: (i) after the expiration of one year from the Effective Date, 20% of the shares of Common Stock owned by the Restricted Shareholder will no longer be subject to the Lock-Up Agreement; (ii) after the expiration of 90 days following the completion of one year from the Effective Date, 40% of the shares of Common Stock owned by the Restricted Shareholder will no longer be subject to the Lock-Up Agreement; (iii) after the expiration of 180 days following the completion of one year from the Effective Date, 60% of the shares of Common Stock owned by the Restricted Shareholder will no longer be subject to the Lock-Up Agreement; (iv) after the expiration of 270 days following the completion of one year from the Effective Date, 80% of the shares of Common Stock owned by the Restricted Shareholder will no longer be subject to the Lock-Up Agreement; and (v) after expiration of two years from the Effective Date, 100% of the shares of Common Stock owned by the Restricted Shareholder will no longer be subject to the Lock-Up Agreement. The restrictions do not apply to (i) a bona fide gift made by the Restricted Shareholder, provided that the donee of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock agree in writing to be bound by the terms of the Lock-Up Agreement prior to the gift; (ii) a distribution to partners or shareholders of the Restricted Shareholder (and to any direct or indirect partner or shareholder thereof), provided that the ultimate distributees of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock agree in writing to be bound by the terms of the Lock-Up Agreement prior to the distribution; and (iii) transfers, without consideration, of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock to family members or to one or more trusts established for the benefit of one or more family members, provided that the transferee agrees in writing to be bound by the terms of the Lock-Up Agreement prior to the transfer.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         Pursuant to the Company's Bylaws, the Board of Directors has established several committees, currently consisting of an Audit Committee, a Compensation Committee, and a Stock Option Committee. During fiscal 2004, the Board of Directors met seven times, the Audit Committee met four times, the Compensation Committee met three times, and the Stock Option Committee met one time. All directors attended more than 75% of the combined number of Board meetings and meetings of committees of which they are members. The Company's Board of Directors holds a meeting immediately following each year's annual meeting of shareholders. Therefore, members of the Company's Board of Directors generally attend the Company's annual meetings of shareholders.

Audit Committee

         The current members of the Audit Committee are Mr. Moody, Chairman, and Brar. Messrs. Brar and Moody were appointed to the Audit Committee in 2005 and 2002, respectively, in connection with the routine changes in membership of the committees of the Company's Board of Directors.

         Each member of the Audit Committee meets the definitions of "non-employee director" under Rule 16b-3 of the Securities and Exchange Act of 1934 and "outside director" under Section 162(m) of the Internal Revenue Code of 1986. In addition, Mr. Moody has been designated an "audit committee financial expert" within the meaning of Item 401(h) of Regulation S-B. The Board of Directors has not yet adopted a written Audit Committee charter, and currently has no plans to do so.

Audit Committee Report to Shareholders

         We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2004, with management and with Marcum & Kliegman, L.L.P., certified public accountants, the independent auditors and accountants for the Company. In addition, we discussed with Marcum & Kliegman, L.L.P. the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

         We have received the written disclosures and the letter from Marcum & Kliegman, L.L.P. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees) and have discussed with Marcum & Kliegman, L.L.P. its independence in connection with its audit of the Company's most recent financial statements.

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission (the "SEC").

         The information in the foregoing three paragraphs shall not be deemed to be soliciting material, or to be filed with the SEC or subject to Regulation 14A or 14C, other than as provided thereby or to liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that they are specifically incorporated by reference.

Dated August 23, 2005

Audit Committee
Winship B. Moody, Sr., Chairman
Ajit S. Brar

Nominating Committee

The Company does not have a standing nominating committee. The Company's Board of Directors believes that it is appropriate for each director and executive officer of the Company to participate in the consideration of director nominees. Dr. Altenau, Mr. Moody and Mr. Brar are independent directors who participate in the consideration of director nominees. The Company has no written policy with regard to the consideration of director candidates recommended by shareholders, but will consider candidates recommended by shareholders of the Company. Shareholders should address any such recommendations to Winship B. Moody, Sr., the Chairman of the Board of Directors, at the Company's principal executive offices. There have been no material changes to the procedures by which shareholders may recommend nominees to the Company's Board of Directors since the last annual meeting of shareholders.

Compensation Committee

         The members of the Compensation Committee are Mr. Moody, Chairman, and Dr. Altenau. The Committee's responsibilities are to oversee the development and administration of the total compensation and benefits programs for corporate officers and key executives, and administer the executive annual, long term and stock incentive plans. In addition to these duties, the Committee also reviews the Company's plans and processes for senior management selection, development and succession. During the fiscal year ended December 31, 2004, each member of the Compensation Committee met the definitions of "non-employee director" under Rule 16b-3 under the Securities and Exchange Act of 1934 and "outside director" under Section 162(m) of the Internal Revenue Code of 1986.

Stock Option Committee

         The current members of the Stock Option Committee are Mr. Moody, Chairman, and Dr. Altenau. When necessary, this committee assists the Compensation Committee in determining appropriate awards of stock options to the Company's management and employees.

Shareholder Communications with the Company's Board of Directors

         Any shareholder wishing to send written communications to the Company's Board of Directors may do so by sending them in care of Winship B. Moody, Sr., the Chairman of the Board of Directors, at the Company's principal executive offices.


                        DIRECTOR AND OFFICER COMPENSATION

Director Compensation

         In September 2003 the Board of Directors adopted a compensation program for outside directors. The principal components of the plan call for specific
Company Common Stock awards for service on the Board (20,000 shares annually per person), for service on committees of the Board, including the audit committee, the compensation committee and the stock option committee (5,000, 5,000 and 5,000 shares annually, respectively), and 10,000 shares annually for service as chairman of the Board. Further, the Board of Directors adopted a program to receive compensation for Board meeting attendance of $1,000 or $500 per meeting attended in person or by telephone, respectively. The Company recognized as expense in 2004 $0 related to such expenses through December 31, 2004 because such persons elected to receive stock options instead of shares of stock to avoid incurring current tax obligations. In addition, the Board of Directors authorized the payment of interest to Board members and officers who have advanced funds to the Company from time to time or who have unpaid salaries accrued by the Company. Accordingly, the Company charged $67,200 to interest expense in 2004 for such interest accruals. None of the foregoing amounts have been paid at December 31, 2004.

Summary Compensation Table

         The following table sets forth the aggregate cash compensation paid by the Company in the three most recent fiscal years ended December 31, 2004, to each of its most highly compensated officers of the Company.

                           Summary Compensation Table
                               Annual Compensation
                           --------------------------

                                                                Other Annual      All other
Name and Principal Position       Year    Salary(1)  Bonus(2)  Compensation(3)   Compensation
---------------------------       ----    ---------  --------  ---------------   ------------
Matthew H. Fleeger ............   2004    $204,910      --          --            $  9,355(4)
   President, Chief               2003    $233,218      --          --            $  3,612(4)
   Executive Officer, Director    2002    $190,800      --       $ 78,300(3)      $  3,874(4)

Lonnie P. Cole, Sr ............   2004    $ 34,231      --          --                --
   Senior Vice President, Sales                                                       --

J. Steven Evans ...............   2004    $ 70,000      --          --                --
   Vice President, Finance and    2003    $ 31,635      --          --                --
   Chief Accounting Officer

Alan E. Larosee ...............   2004    $ 28,800      --          --                --
     Vice President, Operations

---------------------------------------
(1)      Salary  includes  accrued but unpaid  salaries in each year as follows:
         Matthew  H.  Fleeger - 2004 - $43,000;  2003 - $50,000;  2002 - $85,008
         Lonnie P. Cole, Sr. - 2004 - $10,000

(2) Bonuses of up to 250,000 shares of Common Stock, subject to certain employment restrictions, were awarded by the Board of Directors for the year 2001 and charged to expense at the rate of $1 per share. Specific awards were approved by the Board of Directors in 2001and the shares of Common Stock were distributed in 2004.

(3) During 2004, the following named officers were authorized to convert their accrued salaries and loans into Common Stock of the Company:

                                                                           Compensation
                         Accrued      Loans at      Total       Number of     Element
                      Salary at End    End of     Converted       Shares      Charged
Name of Officer          Of Year        Year     During Year    Converted   to Expense
---------------          -------        ----     -----------    ---------   ----------
Matthew H. Fleeger      $315,687      $105,760       --            --           --


During 2003, the following named officers were authorized to convert their accrued salaries and loans into Common Stock of the Company:

                                                                           Compensation
                         Accrued      Loans at      Total       Number of     Element
                      Salary at End    End of     Converted       Shares      Charged
Name of Officer          Of Year        Year     During Year    Converted   to Expense
---------------          -------        ----     -----------    ---------   ----------
Matthew H. Fleeger      $241,650      $220,502       --            --           --


During 2002, the following named officers were authorized to convert their accrued salaries and loans into Common Stock of the Company at a conversion rate of $.75 per share:

                                                                           Compensation
                         Accrued      Loans at      Total       Number of     Element
                      Salary at End    End of     Converted       Shares      Charged
Name of Officer          Of Year        Year     During Year    Converted   to Expense
---------------          -------        ----     -----------    ---------   ----------
Matthew H. Fleeger      $405,508       $84,900    $234,900        313,200     $78,300


(4) Represents gasoline for automobile and disability insurance premiums in 2004, 2003 and 2002.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth certain information regarding options granted to the named executives during the Company's last fiscal year.


                                Individual Grants
                                                                                Potential Realizable Value at
                      Number of        % of Total                               Assumed Annual Rates of Stock
                     Securities      Options/SARs      Exercise                 Price Appreciation for Option
                     Underlying       Granted to       or Base                             Term(2)
                    Options/SARS     Employees in       Price      Expiration
       Name           Granted       Fiscal Year(1)    ($/Share)       Date
Matthew H. Fleeger    15,974           15,974           $1.00       1/1/2014       $1.63            $2.59

J. Steven Evans        2,332            2,332           $1.00       1/1/2014       $1.63            $2.59
J. Steven Evans       10,000           10,000           $1.00     12/31/2014       $1.63            $2.59

(1) Total options granted in fiscal year 2004 to eligible employees of the Company and its subsidiaries covered a total of 268,118 shares.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of future prices of the Company's Common Stock. The actual value realized may be greater or less than the potential realizable value set forth in the table.


Aggregated Option Exercises in Last Fiscal Year

         The  following  table  sets  forth the  number of  shares  acquired  on exercise of stock options and the aggregate gains realized on exercise in fiscal year 2004 by the Company's  executives named in the Summary  Compensation Table.
The  table  also  shows  the  number  of  shares  covered  by  exercisable   and
unexercisable  options  held by such  executives  on  December  31, 2004 and the aggregate  gains that would have been realized had these options been  exercised on December 31,  2004,  even though these  options  were not  exercised  and the unexercisable options could not have been exercised on December 31, 2004.

                                                Number of Securities            Value of Unexercised
                                               Underlying Unexercised        In-The-Money Options/SARs
                                               Options/SARs at Fiscal            at Fiscal Year End
                                                      Year End
                        Shares
                       Acquired
                          On        Value
        Name           Exercise   Realized   Exercisable    Unexercisable   Exercisable    Unexercisable
Matthew H. Fleeger    0           $0         15,974         0               $0             $0
J. Steven Evans       0           $0         12,332         0               $0             $0
Lonnie P. Cole, Sr.   0           $0         0              0               $0             $0
Alan E. Larosee       0           $0         0              0               $0             $0

Employment Agreements

         Matthew H. Fleeger serves as the Company's President and Chief Executive Officer and entered into a three-year employment agreement dated December 30, 2004 to be effective as of January 1, 2005. Mr. Fleeger is entitled to receive an annual base salary of $200,000, increased 5% annually, and is also entitled to be paid a cash bonus of $25,000 on April 15, 2005.

         Pursuant to the Executive Target Bonus Program, Mr. Fleeger is also eligible for an annual bonus based on the Company achieving certain goals related to EBITDA. Any such bonus will be paid to Mr. Fleeger in the form of a stock option to purchase a number of shares of Common Stock equal to the amount of such bonus at an exercise price per share of Common Stock equal to the fair market value (as such term is defined in the Company's 2002 Stock Option Plan or any successor plan thereto) of such Common Stock as of the effective date that such option is granted; provided, however, that in the event that Mr. Fleeger becomes the owner of equity securities of the Company representing more than 10% of the total combined voting power of all classes of equity securities of the Company, the exercise price per share of Common Stock shall be equal to 110% of the fair market value of such Common Stock as of the effective date that such option is granted; provided further, however, that Mr. Fleeger shall have the option, in his sole discretion, to receive up to 50% of the amount of any such bonus in the form of cash in lieu of such stock option. Pursuant to the Executive Target Bonus Program, Mr. Fleeger may be eligible for the following bonuses:

----------------- ----------------- --------------------------------------------
        EBITDA Target Range                         Bonus Amount
----------------- ----------------- --------------------------------------------
    At least:      But less than:

----------------- ----------------- --------------------------------------------
    $1,000,000       $1,100,000                       $25,000
----------------- ----------------- --------------------------------------------
    $1,100,000       $1,200,000                       $30,000
----------------- ----------------- --------------------------------------------
    $1,200,000       $1,300,000                       $35,000
----------------- ----------------- --------------------------------------------
    $1,300,000       $1,400,000                       $40,000
----------------- ----------------- --------------------------------------------
    $1,400,000       $1,500,000                       $45,000
----------------- ----------------- --------------------------------------------
    $1,500,000       $1,600,000                       $50,000
----------------- ----------------- --------------------------------------------
    $1,600,000       $1,700,000                       $55,000
----------------- ----------------- --------------------------------------------
    $1,700,000       $1,800,000                       $60,000
----------------- ----------------- --------------------------------------------
    $1,800,000       $1,900,000                       $65,000
----------------- ----------------- --------------------------------------------
    $1,900,000       $2,000,000                       $70,000
----------------- ----------------- --------------------------------------------
    $2,000,000       $2,100,000                       $75,000
----------------- ----------------- --------------------------------------------
    $2,100,000           NA         If the Company's EBITDA exceeds  $2,100,000,
                                    Mr. Fleeger and the Board of Directors, or a
                                    duly  authorized  committee  thereof,  shall
                                    negotiate the amount of Mr.  Fleeger's bonus
                                    in good faith; provided,  however, that such
                                    amount  shall in no  event be less  than the
                                    sum of $75,000 plus an additional $5,000 for
                                    each $100,000 of EBIDTA over $2,100,000.
----------------- ----------------- --------------------------------------------

         Mr. Lonnie P. Cole, Sr. serves as a Senior Vice President in charge of our Sales Department. Mr. Cole entered into a three-year employment agreement with the Company dated September 30, 2004 to be effective as of October 1, 2004. Mr. Cole is to receive a base salary of $100,000 annually and is eligible for bonus incentives, as determined by the Board of Directors in its sole discretion, based on the Company achieving certain goals related to revenue growth.

         Mr. J. Steven Evans serves as Vice President, Finance and Chief Accounting Officer. Mr. Evans entered into a three-year employment agreement with the Company dated March 24, 2005 to be effective as of February 1, 2005. Mr. Evans is to receive a base salary of $95,000 annually and is eligible for bonus incentives, as determined by the Board of Directors in its sole discretion, based on the Company achieving certain goals related to EBITDA performance.

         Mr. Alan E. Larosee serves as Vice President, Operations. Mr. Larosee entered into a three-year employment agreement with the Company dated March 24, 2005 to be effective as of March 1, 2005. Mr. Larosee is to receive a base salary of $95,000 annually and is eligible for bonus incentives, as determined by the Board of Directors in its sole discretion, based on the Company achieving certain goals related to EBITDA performance.


                               FURTHER INFORMATION

Common Stock Ownership

         The  following  table sets forth  certain  information  concerning  the number of shares of Common  Stock owned  beneficially  as of August 15, 2005 by:
(i) persons known to us to own more than five percent of any class of our voting securities;  (ii) each of our directors,  nominees to the Board of Directors and executive  officers;  and  (iii)  all our  directors,  nominees  to the Board of
Directors and executive  officers as a group.  Unless otherwise  indicated,  the shareholders listed possess sole voting and investment power with respect to the shares shown.

                                                                Number of Shares
      Name and Address of Beneficial Owner                    Beneficially Owned(1)     Percent of Class(2)
      ------------------------------------                    ---------------------     -------------------
Matthew H. Fleeger, President, CEO and Director                   1,183,855(3)                  5.9%
    12750 Merit Drive -Park Central VII, Suite 770
    Dallas, Texas 75251
Mark M. Altenau, M.D., Director                                   2,623,959(4)                 13.0%
     12750 Merit Drive -Park Central VII, Suite 770
     Dallas, Texas 75251
Winship B. Moody, Sr., Chairman of the Board of                     778,366(5)                  3.9%
Directors
    12750 Merit Drive -Park Central VII, Suite 770
    Dallas, Texas 75251
Ajit S. Brar, Director                                              718,542(6)                  3.6%
    12750 Merit Drive -Park Central VII, Suite 770
    Dallas, Texas  75251
David L. Mack, Director                                              53,333(7)                  0.3%
    12750 Merit Drive - Park Central VII, Suite 770
    Dallas, Texas  75251
Lonnie P. Cole, Sr., Senior Vice President, Sales                      --                        --
    12750 Merit Drive -Park Central VII, Suite 770
    Dallas, Texas  75251
J. Steven Evans, Vice President, Finance and Chief                   12,332(8)                   --
Accounting Officer
     12750 Merit Drive -Park Central VII, Suite 770
     Dallas, Texas  75251
Alan E. Larosee, Vice President, Operations                          53,333(9)                  0.3%
     12750 Merit Drive -Park Central VII, Suite 770
     Dallas, Texas  75251
All Directors and Executive                                       5,423,720(10)                26.8%(11)
Officers as a Group (7 persons)
Cahill Investments, LLC                                           1,000,000                     5.0%
     12750 Merit Drive - Park Central VII, Suite 770
     Dallas, Texas 75251

(1) Pursuant to Rule 13d-3 under the Exchange Act a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise, has or shares voting power and/or investment power as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment control within 60 days. The number of shares shown includes outstanding shares owned as of August 15, 2005, by the person indicated and shares underlying warrants, options and/or convertible debt and accrued interest thereon owned by such person on August 15, 2005, that were exercisable within 60 days of that date.

(2) Applicable percentage ownership is based on 20,200,427 voting shares of Common Stock outstanding on August 15, 2005.

(3) Includes 670,790 shares owned by Preston Harris Interests, Inc., a Texas corporation, of which Mr. Fleeger is the president and majority shareholder; 17,966 shares of Common Stock underlying convertible accrued salaries and advances outstanding and an option for 68,447 shares of Common Stock at June 30, 2005. (See Certain Relationships and Related Transactions.)

(4) Includes an option for 40,500 shares of Common Stock.

(5) Includes 727,366 shares of Common Stock underlying convertible debt and accrued interest thereon and an option for 51,000 shares of common stock. (See Certain Relationships and Related Transactions.)

(6) Includes 666,667 shares of Common Stock underlying convertible debt and accrued interest thereon and an option for 51,875 shares of Common Stock. (See Certain Relationships and Related Transactions.)

(7) Includes an option for 53,333 shares of Common Stock

(8) Includes an option for 12,332 shares of Common Stock.

(9) Includes an option for 53,333 shares of Common Stock

(10) Includes 327,090 shares of Common Stock underlying convertible debt and accrued interest thereon, convertible accrued salaries at June 30, 2005, convertible advances from shareholders, and stock options. (See Certain Relationships and Related Transactions.)

(11) Applicable percentage ownership is based on 20,200,427 voting shares of Common Stock outstanding on August 15, 2005, and on shares issuable within 60 days of August 15, 2005.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based on the review of copies of such forms furnished to us and written representations that no other forms were required, during the 2004 fiscal year and prior fiscal years the following executive officers, directors and greater than 10% beneficial owners failed to file on a timely basis, as disclosed in the such forms, reports required by Section 16(a) of the Exchange Act:

         o Dr. Altenau did not report one transaction on a timely basis on a Form 4. This transaction was reported on Dr. Altenau's Form 5 for the 2004 fiscal year.
         o Mr. Brar did not report two transactions on a timely basis on a Form 4. These transactions were reported on Mr. Brar's Form 5 for the 2004 fiscal year. In addition, Mr. Brar had one report filed late.
         o        Mr. Cole had one report filed late.
         o Mr. Evans did not report one transaction on a timely basis on a Form 4. This transaction was reported on Mr. Evans' Form 5 for the 2004 fiscal year. In addition, Mr. Evans had one report filed late.
         o        Mr. Fleeger had one report filed late.
         o        Mr. Hill had one report filed late.

         o        Mr. Larosee had two reports filed late.
         o Mr. Moody did not report two transactions on a timely basis on a Form 4. These transactions were reported on Mr. Moody's Form 5 for the 2004 fiscal year.

Change in Control Arrangements

         Pursuant to Mr. Fleeger's employment agreement with the Company, described above, in the event of the termination of Mr. Fleeger's employment by the Company without "cause" (as defined in such employment agreement) within 12 months of (i) the consummation of a reorganization, merger or consolidation with an entity, or any other event (or series of related events) in which the persons who hold a majority of the outstanding equity securities of the Company before such transaction do not own at least a majority of the equity securities entitled to vote to elect directors (or persons serving in a similar capacity) of the entity surviving such transaction, or (ii) a disposition of all or substantially all of the assets of the Company, Mr. Fleeger is entitled to a lump sum payment, the amount of which will be determined by the Compensation Committee of the Board of Directors, but which in no event will be less than Mr. Fleeger's aggregate compensation from the Company (including salary and benefits) during the 24-month period immediately preceding the effective date of such event or disposition.

Delivery of Documents to Shareholders Sharing an Address

         Only one copy of this Proxy Statement is being delivered to multiple shareholders of the Company who share an address unless the Company has received contrary instructions from one or more of such shareholders. The Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was delivered if such shareholder notifies the Company that he or she wishes to receive a separate copy by contacting the Company at either
(972) 931-2374 or 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251. A shareholder may direct a notification to the phone number or mailing address above if he or she wishes to receive a separate annual report, proxy statement or information statement, as applicable, in the future. Shareholders sharing an address may also request delivery of a single copy of annual reports, proxy statements or information statements if they are currently receiving multiple copies of such reports or statements by contacting the Company at the phone number or mailing address above.

Other Matters and Shareholder Proposals

         The Board of Directors has recommended the ratification of the appointment by our Audit Committee of Marcum & Kliegman, L.L.P. as independent auditors for the year ending December 31, 2005. Representatives of Marcum & Kliegman, L.L.P. are not expected to attend the Annual Meeting, and accordingly will not have an opportunity to make any statement or be available to respond to questions by shareholders.

         At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their judgment on such matters.

         Any proposals of shareholders to be presented at the Annual Meeting to be held in 2006, that are eligible for inclusion in the Company's Proxy Statement for the Annual Meeting under applicable SEC rules, must be received by the Company no later than April 25, 2006. Shareholders may nominate directors or bring other business before the shareholders at the 2006 Annual Meeting by delivering written notice to our Secretary no later than July 12, 2006. Please note that this relates only to the matters you wish to bring before your fellow shareholders at the 2006 Annual Meeting. This is separate from the SEC's requirement to have your proposal included in our proxy statement.


Dallas, Texas
August 23, 2005

                                                                           PROXY

                               MEDSOLUTIONS, INC.

          This Proxy is Solicited on Behalf of the Board of Directors.


         The undersigned hereby appoints Winship B. Moody, Sr. and Matthew H. Fleeger as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of MedSolutions, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, September 15, 2005, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon the matters noted below:

1.   Election of the Board's nominees for Director.

     Nominees: Mark M. Altenau, Ajit S. Brar, Matthew H. Fleeger, David Mack, and Winship B. Moody, Sr.

     [ ]  FOR all nominees listed above         [ ]  WITHHOLD AUTHORITY vote for
          (except as marked to the                   all nominees listed below
          contrary below)


INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.

________________________________________________________________________________

2. Ratify the appointment of Marcum & Kliegman, LLP as the Company's independent public accountants for 2005.

     [ ]     FOR               [ ]     AGAINST           [ ]     ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all the above provisions.


                      [See reverse side for Signature Line]

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below and mail proxy to:

                 MedSolutions, Inc.
                 c/o Matthew H. Fleeger, President and CEO
                 12750 Merit Drive, Park Central VII, Suite 770
                 Dallas, Texas 75251

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                          ______________________________________
                                                          Print Name

                                          ______________________________________
                                                          Signature


                                          ______________________________________
                                                 Signature if held jointly


                                          Dated: _________________________, 2005


                                          [_]   Please check this box if you are
                                                planning   to  attend  the  2005
                                                Annual  Meeting of  Shareholders
                                                in person.